POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                             April 28, 2000
                             Date

                             /s/  Thomas J. Wilson, II
                             -------------------------
                            Thomas J. Wilson, II
                            President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                              /s/  Kevin R. Slawin
                              --------------------
                              Kevin R. Slawin
                              Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                              /s/  Casey J. Sylla
                              -------------------
                              Casey J. Sylla

                              Director and Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                              /s/  Samuel H. Pilch
                               --------------------
                               Samuel H. Pilch
                               Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                              /s/  Marla G. Friedman
                              ----------------------
                              Marla G. Friedman
                              Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                             /s/  John R. Hunter
                              -------------------
                              John R. Hunter
                               Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                             /s/  John C. Lounds
                             -------------------
                            John C. Lounds
                            Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Charles F. Thalheimer, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                              /s/  Charles F. Thalheimer
                               --------------------------
                              Charles F. Thalheimer
                              Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     CHARTER NATIONAL LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                        CHARTER NATIONAL VARIABLE ANNUITY

         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Charter National Life Insurance Company (Depositor), Charter National Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                              April 28, 2000
                              Date

                             /s/  Timothy N. Vander Pas
                            --------------------------
                             Timothy N. Vander Pas
                             Director